Exhibit 10.22
          REAFFIRMATION AND ASSUMPTION AGREEMENT dated as of March 14, 2008 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among, Holly Corporation, a Delaware corporation (the “Company”), the subsidiaries identified on the signature pages hereto as Reaffirming Subsidiaries (the “Reaffirming Subsidiaries” and, together with the Company, the “Reaffirming Parties”), the Additional Grantors referred to below, and Bank of America, N.A., as Administrative Agent (in such capacity and together with its successors, the “Administrative Agent”) under the Guarantee and Collateral Agreement referred to below.
          WHEREAS, the Company, the Administrative Agent and the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) are parties to that certain Credit Agreement, dated as of July 1, 2004, as amended prior to the date hereof (the “Original Credit Agreement”);
          WHEREAS, pursuant to the Credit Agreement the Company and the Reaffirming Subsidiaries have entered into that certain Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”), dated as of July 1, 2004, pursuant to which the Reaffirming Subsidiaries have guaranteed the Obligations (as defined in the Guarantee and Collateral Agreement) and the Reaffirming Parties have granted a security interest in favor of the Administrative Agent in their respective Collateral (as defined in the Guarantee and Collateral Agreement);
          WHEREAS, the Original Credit Agreement is being amended and restated as of the date hereof (as so amended and restated, the “Credit Agreement”) to, among other things, extend the term of the Original Credit Agreement and modify certain other terms applicable to the extensions of credit set forth therein;
          WHEREAS, the Company is designating each of Holly UNEV Pipeline Company, a Delaware corporation, Holly Refining & Marketing Company, a Delaware corporation, Holly Payroll Services, Inc., a Delaware corporation, Holly Western Asphalt Company, a Delaware corporation, and Lovington - Artesia, L.L.C., a Delaware limited liability company (each, an “Additional Grantor”, and collectively, the “Additional Grantors”) as a Restricted Subsidiary and in connection therewith the Credit Agreement requires that each Additional Grantor become a party to the Guarantee and Collateral Agreement; and
          WHEREAS, the Company, the Reaffirming Subsidiaries and the Additional Grantors expect to realize, or have realized, substantial direct and indirect benefits as a result of each of the amendment and restatement of the Original Credit Agreement becoming effective and the consummation of the transactions contemplated thereby.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I

Reaffirmation
          SECTION 1.01.  Reaffirmation. Each of the Reaffirming Parties hereby consents to the amendment and restatement of the Original Credit Agreement and each of the transactions contemplated thereby and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents (as defined in the Credit Agreement) to which it is party, and agrees that, notwithstanding the effectiveness of any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Security Documents (as defined in the Credit Agreement) to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations (as defined in the Guarantee and Collateral Agreement), as amended, increased and/or extended pursuant to the Credit Agreement. All references in each Security Document or other Loan Document to the Original Credit Agreement shall be deemed to be references to the Credit Agreement as the same may be hereafter further amended, restated, supplemented or modified from time to time.
          SECTION 1.02.  Assumption. By executing and delivering this Agreement, each of the Additional Grantors, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1 through 4 and Schedule 7 to the Guarantee and Collateral Agreement.
ARTICLE II
Miscellaneous
          SECTION 2.01. Notices. All notices hereunder shall be given in accordance with Section 10.02 of the Credit Agreement.
          SECTION 2.02. Representations and Warranties. (a) Each of the undersigned Reaffirming Parties hereby certifies that, as of the date hereof (both immediately before and immediately after giving effect to the occurrence of the Closing Date (as defined in the Credit Agreement)), the representations and warranties made by it contained in the Loan Documents (as defined in the Credit Agreement) to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date). Each of the undersigned Reaffirming Parties further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.

          (b) Each of the Additional Grantors hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Agreement) as if made on and as of such date.
          SECTION 2.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof which, when taken together, bear the signatures of the Company, the Reaffirming Subsidiaries and the Additional Grantors set forth on the signature pages hereto and the Administrative Agent, and such signature pages shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 2.05. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(signature pages follow)

          IN WITNESS WHEREOF, each Reaffirming Party and each Additional Grantor, for the benefit of the Secured Parties (as defined in the Credit Agreement), have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Company: HOLLY CORPORATION
By:
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

Additional Grantors: HOLLY UNEV PIPELINE COMPANY
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY REFINING & MARKETING COMPANY
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY PAYROLL SERVICES, INC.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

LOVINGTON — ARTESIA, L.L.C.
By: Navajo Pipeline Co., L.P., its sole member

By:
Bruce R. Shaw Vice President and Chief Financial
Officer

HOLLY WESTERN ASPHALT COMPANY

By:
Bruce R. Shaw
Vice President and Chief Financial Officer

Reaffirming Subsidiaries: BLACK EAGLE, INC.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY PETROLEUM, INC.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY REFINING & MARKETING COMPANY – WOODS CROSS
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY REFINING COMMUNICATIONS, INC.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY UTAH HOLDINGS, INC.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

LEA REFINING COMPANY
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

LOREFCO, INC.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

MONTANA RETAIL CORPORATION
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO CRUDE OIL PURCHASING, INC.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO HOLDINGS, INC.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO NORTHERN, INC.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO PIPELINE CO., L.P.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO PIPELINE GP, L.L.C.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO REFINING COMPANY, L.L.C.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO REFINING GP, L.L.C.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO WESTERN ASPHALT COMPANY
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

WOODS CROSS REFINING COMPANY, L.L.C.
By:
Bruce R. Shaw
Vice President and Chief Financial Officer

MONTANA REFINING COMPANY, A
PARTNERSHIP

By: Black Eagle, Inc., partner

By:
Bruce R. Shaw
Vice President and Chief Financial Officer

By: Navajo Northern, Inc., partner

By:
Bruce R. Shaw
Vice President and Chief Financial Officer

NK ASPHALT PARTNERS D/B/A
HOLLY ASPHALT COMPANY

By: Navajo Western Asphalt Company,
partner

By:
Bruce R. Shaw
Vice President and Chief Financial Officer

By: Holly Western Asphalt Company,
partner

By:
Bruce R. Shaw
Vice President and Chief Financial
Officer

NAVAJO REFINING, LP, L.L.C.

By: Holly Corporation, its sole member

By:
Bruce R. Shaw
Senior Vice President and Chief
Financial Officer

NAVAJO PIPELINE LP, L.L.C.

By: Navajo Holdings, Inc., its sole member

By:
Bruce R. Shaw
Vice President and Chief Financial
Officer

By executing below, each party acknowledges and agrees to this Agreement and further acknowledges receipt of a copy of this Agreement executed by each of the Reaffirming Parties.
BANK OF AMERICA, N.A.,
as Administrative Agent
By:
     Name:
     Title:

ANNEX 1-A
TO REAFFIRMATION AND ASSUMPTION AGREEMENT
Schedule 1
NOTICE ADDRESSES OF GUARANTORS

Guarantor	Notice Address
Holly UNEV Pipeline Company	100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Fax No.: 214-871-3850

Holly Refining & Marketing Company	100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Fax No.: 214-871-3850

Holly Payroll Services, Inc.	100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Fax No.: 214-871-3850

Lovington – Artesia, L.L.C.	100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Fax No.: 214-871-3850

Holly Western Asphalt Company	100 Crescent Court, Suite 1600
Dallas, Texas 75201-6927
Fax No.: 214-871-3850

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Schedule 2
DEPOSIT ACCOUNTS

Name & Address of
Borrower/Guarantor	Type of Account	Financial Institutions
Holly Refining & Marketing Company	General account 442-632-5970	Bank of America

Holly Refining & Marketing Company	General account 442-632-7143	Bank of America

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Schedule 3
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS
Uniform Commercial Code Filings

Guarantor	Filing Office
Holly UNEV Pipeline Company	Delaware Secretary of State

Holly Refining & Marketing Company	Delaware Secretary of State

Holly Payroll Services, Inc.	Delaware Secretary of State

Lovington – Artesia, L.L.C.	Delaware Secretary of State

Holly Western Asphalt Company	Delaware Secretary of State
Other Actions

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     None.

Schedule 4
EXACT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION AND
CHIEF EXECUTIVE OFFICE OR SOLE PLACE OF BUSINESS

Exact Legal Name	Jurisdiction of Organization	Organizational I.D.	Location
	Delaware	4407728	Texas
Holly UNEV Pipeline Company

	Delaware	3895432	Texas
Holly Refining & Marketing Company

	Delaware	4052098	Texas
Holly Payroll Services, Inc.

	Delaware	4469488	Texas
Lovington – Artesia, L.L.C.

	Delaware	3914058	Texas
Holly Western Asphalt Company

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Schedule 7
TRANSMITTING UTILITIES
     Lovington-Artesia, L.L.C.

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